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                                                            EXHIBIT NO. 99.1(h)

                               MFS SERIES TRUST II

                          MFS INTERMEDIATE INCOME FUND


      Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated February 3, 1995, as amended, of MFS Series Trust II (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Intermediate Income Fund, a series of the Trust, has been terminated.
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      IN WITNESS WHEREOF, the undersigned have executed this certificate this
24th day of May, 2000.



                                               WALTER E. ROBB, III
------------------------------                 ------------------------------
Richard B. Bailey                              Walter E. Robb, III
63 Atlantic Avenue                             35 Farm Road
Boston, MA 02110                               Sherborn, MA 01770


MARSHALL N. COHAN                              ARNOLD D. SCOTT
------------------------------                 ------------------------------
Marshall N. Cohan                              Arnold D. Scott
2524 Bedford Mews Drive                        20 Rowes Wharf
Wellington, FL 33414                           Boston, MA 02110


LAWRENCE H. COHN                               JEFFREY L. SHAMES
------------------------------                 ------------------------------
Lawrence H. Cohn                               Jeffrey L. Shames
45 Singletree Road                             38 Lake Avenue
Chestnut Hill, MA 02167                        Newton, MA 02159


SIR J. DAVID GIBBONS                           J. DALE SHERRATT
------------------------------                 ------------------------------
Sir J. David Gibbons                           J. Dale Sherratt
"Leeward"                                      86 Farm Road
5 Leeside Drive                                Sherborn, MA 01770
"Point Shares"
Pembroke, Bermuda HM 05
                                               WARD SMITH
                                               ------------------------------
ABBY M. O'NEILL                                Ward Smith
------------------------------                 36080 Shaker Blvd
Abby M. O'Neill                                Hunting Valley, OH 44022
200 Sunset Road
Oyster Bay, NY 11771